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                                                        Schedule to Exhibit 10.1


                          MORRISON KNUDSEN CORPORATION

                     SCHEDULE OF INDEMNIFICATION AGREEMENTS


                    Name                     Date of Agreement
                    ----                     -----------------

               Agee, William J.              February 13, 1987
               Arrillaga, John               October 10, 1990
               Brandon, Brent D.             November 5, 1993
               Brigham, Douglas L.           August 6, 1993
               Brzezinski, Zbigniew          February 8, 1994
               Clark, William P.             May 13, 1994
               Cleary, James F. (Jr.)        August 6, 1993
               Fox, Lindsay E.               February 28, 1992
               Grant, Stephen R.             May 5, 1989
               Hanks, Stephen G.             February 9, 1990
               Hemmeter, C. B.               May 5, 1989
               Howland, Mark E.              February 8, 1994
               Lynch, Peter S.               May 5, 1989
               McCabe, Robert A.             February 13, 1987
               Peden, Irene C.               August 3, 1990
               Roche, Gerard R.              August 3, 1990
               Rogers, John W.               February 5, 1993
               Ueberroth, Peter V.           August 3, 1989